Exhibit 99.1

Longevity Science Leader FOXO Technologies Inc. to List on NYSE American Following Successful Business Combination with Delwinds Insurance Acquisition Corp.

•	FOXO Commences its Inaugural Managing General Agency (“MGA”) Relationship with a Full Suite of Life Insurance Products Bundled with the FOXO Longevity Report™

•	FOXO Technologies Inc. to Trade on the NYSE American Under the Ticker Symbols “FOXO” Beginning Friday, September 16th

Minneapolis, MN & Houston, TX, September 16, 2022 -- FOXO Technologies Inc. ("FOXO" or the “Company”), a technology platform company whose products and services seek to address long-standing, core problems within the life insurance industry through epigenetic longevity science, today announced the completion of its business combination (the “Business Combination”) with Delwinds Insurance Acquisition Corp. (NYSE: DWIN) (“Delwinds”), a publicly traded special purpose acquisition company.

The products and services FOXO is developing combine longevity science with life insurance to: (i) support consumer health and wellness engagement, and (ii) simplify the consumer underwriting journey.

The combined company will operate under the name “FOXO Technologies Inc.,” and will be led by Chief Executive Officer Jon Sabes. Commencing at the open of trading on September 16, 2022, FOXO’s Class A common stock are expected to trade on the NYSE American exchange under the symbol“FOXO”. FOXO’s warrants will continue to trade on the NYSE exchange under the symbol “FOXO WS”, and it is anticipated that trading of the warrants will move to the NYSE American exchange shortly. Upon the consummation of the Business Combination, each outstanding unit of Delwinds was automatically separated into one share of Delwinds Class A common stock and one half of one Delwinds warrant and each share of Delwinds class A common stock and each whole warrant of Delwinds was exchanged for one FOXO common share and one FOXO warrant, exercisable into shares of FOXO Class A common stock, respectively. The warrant exercise price for each FOXO warrant is $11.50.

The transaction was approved by Delwinds’ stockholders at its special meeting held on September 14, 2022. Over 91% of the votes cast on the business combination proposal at the special meeting were cast in favor of approving the business combination.

“The completion of this merger is a significant step forward in our mission to make healthy longevity fundamental to the promise of every life insurance policy sold,” said Jon Sabes, Founder and CEO of FOXO. “Our entry into the public markets strengthens our ability to commercialize our molecular biomarkers of health, aging and mortality with epigenetic technology. The recent signing of our inaugural MGA agreement with the Assurity Life Insurance Company1 allows www.FOXOLife.com to begin marketing and selling a full suite of life insurance products with our FOXO Longevity Report™. The Business Combination also occurs as we prepare to complete research that we expect will lead to the opportunity to introduce new saliva-based underwriting protocols next year. These two initiatives represent critical milestones towards our overall goals. We are grateful for the support of the Delwinds leadership team and stockholders throughout this transaction and are more committed than ever to providing lasting value to our customers, our stockholders, and our partners."

Andrew J. Poole, Chairman and CEO of Delwinds commented: “With this milestone concluded, FOXO has a number of pivotal developments ahead, including its pioneering application of epigenetic science to measure human health and longevity through molecular biomarkers and commercializing saliva based underwriting technology for the life insurance industry. Having had the opportunity to work closely with the FOXO team these past months, our belief in FOXO’s value proposition and market opportunity have only grown.”

Additional details on the business combination can be found in Delwinds’ Proxy Statement/Prospectus relating to the busienss combination.

1 Assurity is a marketing name for the mutual holding company Assurity Group, Inc. and its subsidiaries. Those subsidiaries include but are not limited to: Assurity Life Insurance Company and Assurity Life Insurance Company of New York. Insurance products and services are offered by Assurity Life Insurance Company in all states except New York. In New York, insurance products and services are offered by Assurity Life Insurance Company of New York, Albany, NY. Product availability, features and rates may vary by state.

Advisors

Cantor Fitzgerald acted as Capital Markets Advisors to Delwinds. Ellenoff, Grossman & Schole LLP acted as legal advisor to Delwinds. Mitchell Silberberg & Knupp LLP and Stinson LLP acted as legal advisors to FOXO.

About FOXO Technologies Inc. (“FOXO”)

FOXO is a technology platform company focused on commercializing longevity science through products and services that serve the life insurance industry. FOXO's epigenetic technology applies AI to DNA methylation to identify molecular biomarkers of human health and aging. FOXO seeks to modernize the life insurance industry by simplifying the consumer underwriting journey with saliva-based biomarkers and enhancing life insurance’s consumer value proposition with the FOXO Longevity Report. For more information about FOXO, visit www.foxotechnologies.com. For more information about FOXO Life, visit www.foxolife.com. For investor information and updates, visit https://foxotechnologies.com/investors/.

About Delwinds Insurance Acquisition Corp. (“Delwinds”)

Delwinds is a special purpose blank check company formed to effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”). Delwinds’ Chairman and Chief Executive Officer is Andrew J. Poole. For more information on Delwinds, visit www.delwinds.com.

Forward Looking Statements

Certain statements included in this press release are not historical facts and are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the Company’s strategy, future operations, and prospects are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management of the Company and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in the competitive and highly regulated industries in which the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s business; failure to realize the anticipated benefits of the transaction; the risk that FOXO has a history of losses and the Company may not achieve or maintain profitability in the future; the ability to implement business plans, forecasts, and other expectations after the transaction, and identify and realize additional opportunities; potential inability of the Company to establish or maintain the managing general agency, insurance carrier or other relationships required to advance its goals or to achieve its commercialization and development plans; the enforceability of the Company’s intellectual property, including its patents and the potential infringement on the intellectual property rights of other; the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which the Company’s prospective customers operate, including the highly regulated insurance industry; the approval of the NYSE to list for trading FOXO’s warrants on the NYSE American exchange and those factors discussed in Delwinds’ Registration Statement on Form S-4, under the heading “Risk Factors,” and other documents Delwinds has filed, or the Company will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know, or that the Company currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investor Relations

Cody Slach, Matthew Hausch

Gateway Investor Relations

(949) 574-3860

FOXO@gatewayir.com

Media & Public Relations

ASTRSK PR

foxo@astrskpr.com